                                                                 DRAFT 7/01/96
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                                 ZOLTEK COMPANIES, INC.


                                (a Missouri corporation)


                             2,000,000 Shares of Common Stock


                                    PURCHASE AGREEMENT










Dated:  ---------- --, 1996





==============================================================================


                                              TABLE OF CONTENTS

PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1.   Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     (a)     Representations and Warranties by the Company . . . . . . . . . . . . . . . . . . . . . . .   3
             (i)             Compliance with Registration Requirements . . . . . . . . . . . . . . . . .   3
             (ii)            Incorporated Documents  . . . . . . . . . . . . . . . . . . . . . . . . . .   3
             (iii)           Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . .   4
             (iv)            Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
             (v)             No Material Adverse Change in Business  . . . . . . . . . . . . . . . . . .   4
             (vi)            Good Standing of the Company  . . . . . . . . . . . . . . . . . . . . . . .   5
             (vii)           Good Standing of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .   5
             (viii)          Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
             (ix)            Authorization of Agreement. . . . . . . . . . . . . . . . . . . . . . . . .   5
             (x)             Authorization and Description of Securities . . . . . . . . . . . . . . . .   5
             (xi)            Absence of Defaults and Conflicts . . . . . . . . . . . . . . . . . . . . .   6
             (xii)           Absence of Labor Dispute. . . . . . . . . . . . . . . . . . . . . . . . . .   6
             (xiii)          Absence of Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
             (xiv)           Accuracy of Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
             (xv)            Possession of Intellectual Property . . . . . . . . . . . . . . . . . . . .   7
             (xvi)           Absence of Further Requirements . . . . . . . . . . . . . . . . . . . . . .   7
             (xvii)          Possession of Licenses and Permits. . . . . . . . . . . . . . . . . . . . .   7
             (xviii)         Title to Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
             (xix)           Compliance with Cuba Act. . . . . . . . . . . . . . . . . . . . . . . . . .   8
             (xx)            Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
             (xxi)           Environmental Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
             (xxii)          Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
             (xxiii)         Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
             (xxiv)          Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
             (xxv)           Absence of Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
             (xxvi)          Lock-up Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
             (xxvii)         Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
             (xxviii)        No Prospectus Distribution  . . . . . . . . . . . . . . . . . . . . . . . .  10
             (xxix)          Absence of Relationships. . . . . . . . . . . . . . . . . . . . . . . . . .  10
             (xxx)           Internal Accounting Controls. . . . . . . . . . . . . . . . . . . . . . . .  10
             (xxxi)          Absence of Manipulation . . . . . . . . . . . . . . . . . . . . . . . . . .  10
             (xxxii)         Absence of Unlawful Contributions . . . . . . . . . . . . . . . . . . . . .  10
             (xxxiii)        Waiver of Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
             (xxxiv)         Consent to Jurisdiction; Appointment of
                             Agent for Service of Process. . . . . . . . . . . . . . . . . . . . . . . .  11
              (xxxv)         No Transaction Tax, Stamp Duty or Similar Tax or Duty . . . . . . . . . . .  11
              (xxxvi)        Enforceability of New York Judgment . . . . . . . . . . . . . . . . . . . .  11
              (xxxvii)       Remittance of Viscosa Profits . . . . . . . . . . . . . . . . . . . . . . .  12
              (xxxviii)      Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     (b)      Officer's Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12


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SECTION 2.   Sale and Delivery to Underwriters: Closing . . . . . . . . . . . . . . . . . . . . . . . . . 12
     (a)     Initial Securities.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     (b)     Option Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     (c)     Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     (d)     Denominations; Registration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

SECTION 3.   Covenants of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (a)     Compliance with Securities Regulations and Commission Requests.. . . . . . . . . . . . . . . 14
     (b)     Filing of Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (c)     Delivery of Registration Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (d)     Delivery of Prospectuses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     (e)     Continued Compliance with Securities Laws. . . . . . . . . . . . . . . . . . . . . . . . . . 15
     (f)     Blue Sky Qualifications. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     (g)     Rule 158.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     (h)     Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     (i)     Listing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     (j)     Restriction on Sale of Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     (k)     Reporting Requirements.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     (l)     Cuba Act.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 4.   Payment of Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     (a)     Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     (b)     Termination of Agreement.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

SECTION 5.   Conditions of Underwriters' Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     (a)     Effectiveness of Registration Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     (b)     Opinion of Counsel for Company.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     (c)     Opinion of Special Hungarian Counsel for the Company.. . . . . . . . . . . . . . . . . . . . 17
     (d)     Opinion of Counsel for Underwriters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     (e)     Officers' Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     (f)     Accountants' Comfort Letters.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     (g)     Bring-down Comfort Letters.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     (h)     Approval of Listing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     (i)     No Objection.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     (j)     Lock-up Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     (k)     Conditions to Purchase of Option Securities. . . . . . . . . . . . . . . . . . . . . . . . . 19
     (l)     Additional Documents.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     (m)     Termination of Agreement.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

SECTION 6.   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     (a)     Indemnification of Underwriters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     (b)     Indemnification of Company, Directors and Officers.. . . . . . . . . . . . . . . . . . . . . 21
     (c)     Actions against Parties; Notification. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     (d)     Settlement without Consent if Failure to Reimburse . . . . . . . . . . . . . . . . . . . . . 22

SECTION 7.   Contribution. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

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SECTION 8.   Representations, Warranties and Agreements to Survive Delivery. . . . . . . . . . . . . . .  23

SECTION 9.   Termination of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     (a)     Termination; General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     (b)     Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

SECTION 10.  Default by One or More of the Underwriters. . . . . . . . . . . . . . . . . . . . . . . . .  24

SECTION 11.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

SECTION 12.  Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 13.  Waiver of Immunities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 14.  Viscosa Consent to Jurisdiction; Appointment of Agent for Service of
             Process. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     (a)     Viscosa Consent to Jurisdiction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     (b)     Appointment of Agent for Service of Process. . . . . . . . . . . . . . . . . . . . . . . . . 25

SECTION 15.  Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

SECTION 16.  GOVERNING LAW AND TIME. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 17.  Effect of Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                                    iii
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                            ZOLTEK COMPANIES, INC.

                           (a Missouri corporation)

                       2,000,000 Shares of Common Stock

                          (Par Value $.01 Per Share)

                              PURCHASE AGREEMENT
                              ------------------


                                                        ------------- --, 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
STIFEL, NICHOLAUS & COMPANY, INCORPORATED
  as Representative(s) of the several Underwriters
c/o   Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

      Zoltek Companies, Inc., a Missouri corporation (the
"Company"), Zoltek Corporation, a Missouri corporation ("Zoltek
Corporation"), Zoltek Properties, Inc., a Missouri corporation
("Zoltek Properties"), and Magyar Viscosa Rt., a company limited by shares registered in Hungary ("Viscosa"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch") and each of the other
Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Stifel, Nicholaus & Company, Incorporated are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of 300,000 additional shares of

                                    1

Common Stock to cover over-allotments, if any. The aforesaid 2,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 300,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

      The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-3
(No. 333--------) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act
Regulations or (ii) if the Company has elected to rely upon Rule
434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph
(b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434
Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933
Act, at the time it became effective and including the Rule 430A
Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If
Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated -----------, 1996 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration
Statement, any

                                    2

preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the
"1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

      SECTION 1.    Representations and Warranties.
                    ------------------------------

      (a)   Representations and Warranties by the Company.  The
Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section
2(b) hereof, and agrees with each Underwriter, as follows:

            (i)     Compliance with Registration Requirements.  The
                    -----------------------------------------
      Company meets the requirements for use of Form S-3 under the
      1933 Act.  Each of the Registration Statement and any Rule
      462(b) Registration Statement has become effective under the
      1933 Act and no stop order suspending the effectiveness of the
      Registration Statement or any Rule 462(b) Registration
      Statement has been issued under the 1933 Act and no
      proceedings for that purpose have been instituted or are
      pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the
      Commission for additional information has been complied with.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time
      (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b)
      Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time
      (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (ii)    Incorporated Documents.  The documents
                    ----------------------
      incorporated or deemed to be incorporated by reference in the
      Registration Statement and the Prospectus, when they became

                                    3

      effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933
      Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (iii)   Independent Accountants.  The accountants who
                    -----------------------
      certified the financial statements and supporting schedules of each of the Company and Viscosa included in the Registration
      Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (iv)    Financial Statements.  The financial statements of
                    --------------------
      each of the Company and Viscosa included in the Registration
      Statement and the Prospectus, together with the related
      schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries and Viscosa and its consolidated subsidiaries, respectively, at the dates
      indicated and the statement of operations, stockholders'
      equity and cash flows of the Company and its consolidated
      subsidiaries and Viscosa and its consolidated subsidiaries, respectively, for the periods specified; said financial
      statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a
      consistent basis throughout the periods involved.  The
      supporting schedules, if any, included in the Registration
      Statement present fairly in accordance with GAAP the
      information required to be stated therein.  The selected
      financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Company included in the
      Registration Statement.  The pro forma financial statements and the related notes thereto included in the Registration
      Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the
      Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the
      preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (v)     No Material Adverse Change in Business.  Since the
                    --------------------------------------
      respective dates as of which information is given in the
      Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not
      arising in the ordinary course of business (a "Material
      Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or
      distribution of any kind declared, paid or made by the Company on any class of its capital stock.  Neither the Company nor any of its subsidiaries has any material contingent
      obligations that are not disclosed in the Registration
      Statement.

                                    4

            (vi)    Good Standing of the Company.  The Company has
                    ----------------------------
      been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the
      Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is
      required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a
      Material Adverse Effect.

            (vii)   Good Standing of Subsidiaries.  Each "significant
                    -----------------------------
      subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to
      conduct its business as described in the Prospectus and, with respect to Zoltek Corporation, Zoltek Properties and Viscosa,
      to enter into and perform its obligations under this Agreement and each Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each
      jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the
      conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse
      Effect; except as otherwise disclosed in the Registration
      Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly
      issued, is fully paid and non-assessable and is owned by the
      Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the
      preemptive or similar rights of any securityholder of such
      Subsidiary.  The only subsidiaries of the Company are the
      subsidiaries listed on Schedule C hereto.

            (viii)  Capitalization.  The authorized, issued and
                    --------------
      outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the
      caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the
      Prospectus or pursuant to the exercise of convertible
      securities or options referred to in the Prospectus).  The shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-
      assessable; none of the outstanding shares of capital stock was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (ix)    Authorization of Agreement.  This Agreement has
                    --------------------------
      been duly authorized, executed and delivered by the Company,
      Zoltek Corporation, Zoltek Properties and Viscosa.

            (x)     Authorization and Description of Securities. The
                    -------------------------------------------
      Securities to be purchased by the Underwriters from the
      Company have been duly authorized for issuance and sale to the
      Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the
      Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the
      Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive

                                    5

      or other similar rights of any securityholder of the Company. There are no persons or entities with registration or other similar rights to have any securities registered pursuant to the Registration Statement or, except as disclosed in the Prospectus, otherwise registered by the Company under the 1933 Act. Except as disclosed in the Prospectus, no person or entity has a right of participation or first refusal with respect to the issuance and sale of the Securities to the Underwriters pursuant to this Agreement and any such right of participation or first refusal has been waived prior to the date of this Agreement.

            (xi)    Absence of Defaults and Conflicts.  Neither the
                    ---------------------------------
      Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or
      observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to
      which any of the property or assets of the Company or any
      subsidiary is subject (collectively, "Agreements and
      Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the
      transactions contemplated herein and in the Registration
      Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of
      Proceeds") and compliance by the Company, Zoltek Corporation,
      Zoltek Properties and Viscosa with their obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below)
      under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the
      Company or any subsidiary pursuant to the Agreements and
      Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a
      Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the
      Company or any subsidiary or any applicable law, statute,
      rule, regulation, judgment, order, writ or decree of any
      government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any
      subsidiary or any of their assets, properties or operations.
      As used herein, a "Repayment Event" means any event or
      condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase,
      redemption or repayment of all or a portion of such
      indebtedness by the Company or any subsidiary.

            (xii)   Absence of Labor Dispute.  No labor dispute with
                    ------------------------
      the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal
      suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a
      Material Adverse Effect.

            (xiii)  Absence of Proceedings.  There is no action, suit,
                    ----------------------
      proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened,
      against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be
      expected to result in a Material Adverse Effect, or which
      might reasonably be expected to materially and adversely
      affect the properties

                                    6

      or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company, Zoltek Corporation, Zoltek Properties and Viscosa of their obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse
      Effect.

            (xiv)   Accuracy of Exhibits.  There are no contracts or
                    --------------------
      documents which are required to be described in the
      Registration Statement, the Prospectus or the documents
      incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as
      required.

            (xv)    Possession of Intellectual Property.  The Company
                    -----------------------------------
      and its subsidiaries own or possess, or can acquire on
      reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or
      confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property
      (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is
      otherwise aware of any infringement of or conflict with
      asserted rights of others with respect to any Intellectual
      Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any
      unfavorable decision, ruling or finding) or invalidity or
      inadequacy, singly or in the aggregate, would result in a
      Material Adverse Effect.

            (xvi)   Absence of Further Requirements.  No filing with,
                    -------------------------------
      or authorization, approval, consent, license, order,
      registration, qualification or decree of, any court or
      governmental authority or agency is necessary or required for the performance by the Company, Zoltek Corporation, Zoltek
      Properties or Viscosa of their obligations hereunder, in
      connection with the offering, issuance or sale of the
      Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been
      already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

            (xvii)  Possession of Licenses and Permits.  The Company
                    ----------------------------------
      and its subsidiaries possess such permits, licenses,
      approvals, consents and other authorizations (collectively,
      "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies
      necessary to conduct the business now operated by them; the
      Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the
      aggregate, have a Material Adverse Effect; all of the
      Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and
      neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or
      modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable
      decision, ruling or finding, would result in a Material
      Adverse Effect.

                                    7

            (xviii)     Title to Property.  The Company and its
                        -----------------
      subsidiaries have good and marketable title to all real
      property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security
      interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries,
      considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the
      Prospectus, are in full force and effect, and neither the
      Company nor any subsidiary has any notice of any material
      claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or
      questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

            (xix)   Compliance with Cuba Act.  The Company has
                    ------------------------
      complied with, and is and will be in compliance with, the
      provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder
      (collectively, the "Cuba Act") or is exempt therefrom.

            (xx)    Investment Company Act.  The Company is not, and
                    ----------------------
      upon the issuance and sale of the Securities as herein
      contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company"
      as such terms are defined in the Investment Company Act of
      1940, as amended (the "1940 Act").

            (xxi)   Environmental Laws.  Except as described in the
                    ------------------
      Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A)
      neither the Company nor any of its subsidiaries is in
      violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of
      common law or any judicial or administrative interpretation thereof, including any judicial or administrative order,
      consent, decree or judgment, relating to pollution or
      protection of human health, the environment (including,
      without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the
      release or threatened release of chemicals, pollutants,
      contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous
      Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of
      Hazardous Materials (collectively, "Environmental Laws"), (B)
      the Company and its subsidiaries have all permits,
      authorizations and approvals required under any applicable
      Environmental Laws and are each in compliance with their
      requirements, (C) there are no pending or threatened
      administrative, regulatory or judicial actions, suits,
      demands, demand letters, claims, liens, notices of
      noncompliance or violation, investigation or proceedings
      relating to any Environmental Law against the Company or any of its subsidiaries, and (D) there are no events or
      circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its
      subsidiaries relating to Hazardous Materials or any
      Environmental Laws.

                                    8

            (xxii)  Contracts.  Each of the contracts and agreements
                    ---------
      described in the Registration Statement to which the Company or any of its subsidiaries is a party (each, a "Contract" and collectively, the "Contracts") has been duly authorized,
      executed and delivered by the Company or such subsidiary and, to the knowledge of the Company, by the other parties thereto, is enforceable in accordance with its terms and is in full force and effect, without termination or cancellation
      provisions having been exercised by any of the parties
      thereto; to the knowledge of the Company, no exercise of
      termination or cancellation provisions of any of the Contracts is contemplated or has been threatened by any of the parties thereto; and the consummation of the transactions contemplated in each of the Contracts has been duly authorized by all
      necessary corporate action.  The Company and its subsidiaries have not received any notice or are otherwise aware of any material infringement of or material conflict arising out of the rights or obligations of the Company or any of its
      subsidiaries or the other parties to such Contract under the terms of any of the Contracts.

            (xxiii)     Tax Returns.  The Company and all subsidiaries
                        -----------
      (to the extent not consolidated with the Company) have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extension thereof and have paid all taxes required to be paid by them and any related assessments, fines or penalties except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate
      charges, accruals and reserves have been provided for in the financial statements of the Company referred to in Section
      1(a)(iv) above or in the financial statements of each
      unconsolidated subsidiary, as appropriate, in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any such subsidiary has not been finally determined or remains open to examination by applicable taxing authorities.

            (xxiv)  Insurance.  The Company and its subsidiaries are
                    ---------
      entitled to the benefits of insurance in such amounts and
      covering such risks as the Company reasonably believes is
      adequate to protect them against the occurrence of such
      events, (i) against the risk of which insurance is available and (ii) the occurrence of which would reasonably be likely to result in a Material Adverse Effect, and all such insurance is in full force and effect.

            (xxv)   Absence of Broker.  Other than as contemplated by
                    -----------------
      this Agreement or the Registration Statement, there is no
      broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or any other fee, commission or payment as a result of the transactions
      contemplated by this Agreement.

            (xxvi)  Lock-up Agreements.  The Company has obtained and
                    ------------------
      delivered to the Representatives the agreements of the persons named in Schedule D annexed hereto to the effect that each such person will not, for a period of 180 days from the date hereof and except as otherwise provided therein, without the prior written consent of Merrill Lynch, directly or
      indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the
      Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now
      owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of
      disposition, or file any registration statement under the 1933
      Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that
      transfers, in

                                    9

      whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

            (xxvii)     Compliance with Laws.  Except as set forth in
                        --------------------
      the Prospectus, the Company and its subsidiaries are in
      compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations, the enforcement of which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

            (xxviii)    No Prospectus Distribution.  The Company has
                        --------------------------
      not distributed and, prior to the later to occur of (i) the
      Closing Time and (ii) completion of the distribution of the
      Securities, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus filed with the Commission, the Prospectus or other materials, if any, permitted by the 1933 Act or by the 1933 Act
      Regulations and approved by the Representatives.

            (xxix)  Absence of Relationships.  No relationship, direct
                    ------------------------
      or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or by the
      1933 Act Regulations to be described in the Registration
      Statement or the Prospectus which is not so described or is not described as required.

            (xxx)   Internal Accounting Controls.  The Company and its
                    ----------------------------
      subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i)
      transactions are executed in accordance with management's
      general and specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial
      statements in conformity with GAAP and to maintain
      accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific
      authorizations; and (iv) the recorded accountability for
      assets is compared with the existing assets at reasonable
      intervals and appropriate action is taken with respect to any differences.  In the past five years neither the Company nor any subsidiary of the Company has received from any of their independent accountants any communication that such
      accountants have noted any matter involving the Company's or any such subsidiary's internal control structure and its
      operation that such accountants considered to be a material weakness in the Company's or any such subsidiary's internal control structure or its operation.

            (xxxi)  Absence of Manipulation.  The Company has not (i)
                    -----------------------
      taken directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities or (ii) since the initial filing of the
      Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the
      Securities, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other
      securities of the Company.

            (xxxii)     Absence of Unlawful Contributions.  Neither the
                        ---------------------------------
      Company nor any of its subsidiaries has at any time (i) made any unlawful contribution to any candidate for foreign

                                    10

      office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state government officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the federal laws of the United
      States, the laws of any state or any other governmental entity. The Company and its subsidiaries are in compliance in all material respects with the Foreign Corrupt Practices Act
      ("FCPA") and none of the Company, its subsidiaries or any of their respective directors, officers or employees has taken any action that would violate the FCPA in any material respects.

            (xxxiii)    Waiver of Immunities.  Viscosa and its
                        --------------------
      obligations under this Agreement are subject to civil and
      commercial law and to suit and neither Viscosa nor any of its properties, assets or revenues has any right of immunity under
      Hungarian or New York law, from any legal action, suit or
      proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Hungarian, New York or U.S. Federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or
      proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its
      obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the
      extent that Viscosa or any of its properties, assets or
      revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, Viscosa has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 13 of this
      Agreement.

            (xxxiv)     Consent to Jurisdiction; Appointment of Agent
                        ---------------------------------------------
      for Service of Process.  Viscosa has the power to submit, and
      ----------------------
      pursuant to this Agreement has legally, validly, effectively and irrevocably submitted to the personal jurisdiction of any federal or state court in the State of New York, County of New
      York, and has the power to designate, appoint and empower, and pursuant to this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York, as provided in
      Section 14 hereof.

            (xxxv)  No Transaction Tax, Stamp Duty or Similar Tax or Duty.
                    -----------------------------------------------------
      No transaction tax, stamp duty or similar tax or duty or withholding or other taxes are payable by or on behalf of the Underwriters in connection with the sale and delivery of the Securities as contemplated by this Agreement, or in connection with execution, delivery or enforcement of this Agreement.

            (xxxvi)     Enforceability of New York Judgment.  Any final
                        -----------------------------------
      judgment for a fixed or readily calculable sum of money
      rendered by any court of the State of New York or of the
      United States located in the State of New York having
      jurisdiction under its own domestic laws in respect of any suit, action or preceding against Viscosa based upon this
      Agreement would be declared enforceable against Viscosa by the courts of Hungary without reexamination, review of the merits of the cause of action in respect of which the original
      judgment was given or relitigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty, provided that (A) the judgment is consistent with public policy in Hungary and any relevant political subdivision, (B)
      the judgment was not given or obtained by fraud or in a manner contrary to natural justice, (C) the judgment was not based on a clear mistake of law or fact, (D) the

                                    11

      judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, and
      (D) the judgment is for a fixed sum. The Company is not aware of any reason why the enforcement in Hungary of such a judgment in respect of this Agreement would be contrary to public policy in Hungary or any political subdivision thereof.

            (xxxvii)    Remittance of Viscosa Profits.  Viscosa is
                        -----------------------------
      permitted under Hungarian law to remit profits to the Company in U.S. dollars free and clear of any tax, duty, withholding or deduction in Hungary and Viscosa has access to currency markets in Hungary for purchasing U.S. dollars to make
      remittances of profits to the Company.

            (xxxviii)   Compliance with ERISA.  The Company and its
                        ---------------------
      subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement
      Income Security Act of 1974, as amended, including the
      regulations and published interpretations thereunder
      ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in
      ERISA) for which the Company or any of its subsidiaries would have any liability; the Company and its subsidiaries have not incurred, and the Company does not expect to incur, liability under (A) Title IV or ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or
      4971 of the Internal Revenue Code of 1986, as amended,
      including the regulations and published interpretations
      thereunder (the "Code"); and each "pension plan" or for which the Company or any of its subsidiaries would have any
      liability that is intended to be qualified under Section
      401(a) of the Code is so qualified in all material respects and nothing has occurred; whether by action or by failure to act, which would cause the loss of such qualification.  Except as described in the Registration Statement, Viscosa and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the rules, regulations, statutes and codes related to employment, retirement, pension, severance, employee benefits and related matters.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      SECTION 2.    Sale and Delivery to Underwriters: Closing.
                    ------------------------------------------

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial
Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 300,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option

                                    12

Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option
Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago,
Illinois 60603, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M.
(Eastern time) on any given day) business day after the date hereof
(unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company
(such time and date of payment and delivery being herein called
"Closing Time").

      In addition, in the event that any or all of the Option
Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option
Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d)   Denominations; Registration.  Certificates for the
Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New
York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                                    13

      SECTION 3.    Covenants of the Company.  The Company covenants
                    ------------------------
with each Underwriter as follows:

            (a)     Compliance with Securities Regulations and
      Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, shall become effective, or any supplement to the Prospectus or any amended
      Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The
      Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (b)     Filing of Amendments.  The Company will give the
      Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934
      Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

            (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration
      Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably

                                    14

      request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (e)     Continued Compliance with Securities Laws.  The
      Company will comply with the 1933 Act and the 1933 Act
      Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
      Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

            (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions
      (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration
      Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
      In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration
      Statement and any Rule 462(b) Registration Statement.

            (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
      Section 11(a) of the 1933 Act.

            (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

            (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National
      Market all documents and notices required by the Nasdaq
      National Market of companies that have

                                    15

      securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

            (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill
      Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, or (C) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

            (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934
      Act Regulations.

            (l) Cuba Act. In accordance with the Cuba Act and without limitation to the provisions of Sections 6 and 7 hereof, the Company agrees to indemnify and hold harmless each Underwriter from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

      SECTION 4.    Payment of Expenses.  (a)  Expenses.  The Company
                    -------------------
will pay all expenses incident to the performance of its
obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among
Underwriters and such other documents as may be required in
connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the
provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any
amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the

                                    16

Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market and (xi) any fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" as defined in Section 2 of Schedule E of the bylaws of the NASD.

      (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

      SECTION 5.    Conditions of Underwriters' Obligations.  The
                    ---------------------------------------
obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

            (a)     Effectiveness of Registration Statement.   The
      Registration Statement, including any Rule 462(b) Registration
      Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration
      Statement shall have been issued under the 1933 Act or
      proceedings therefor initiated or threatened by the
      Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b)
      (or a post-effective amendment providing such information
      shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

            (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Thompson Coburn, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (c)     Opinion of Special Hungarian Counsel for the
      Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Price Waterhouse (Budapest), special Hungarian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (d)     Opinion of Counsel for Underwriters.  At Closing
      Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other
      Underwriters with respect to the matters set forth in clauses
      (i) (as to the existence and good standing of the Company),
      (ii), (v), (vi) (solely as to preemptive or other similar rights

                                    17

      arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xii), (xiv) (solely as to the information in the Prospectus under "Description of Capital
      Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto.
      In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves; factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

            (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice
      President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section
      1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
      (iii) the Company, Zoltek Corporation, Zoltek Properties and
      Viscosa have complied with all agreements and satisfied all conditions on their parts to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

            (f) Accountants' Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of Price Waterhouse LLP (with respect to the Company and its consolidated subsidiaries) and Price
      Waterhouse (Budapest) (with respect to Viscosa and its consolidated subsidiaries) a letter dated such date, each in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants'
      "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (g)     Bring-down Comfort Letters.  At Closing Time, the
      Representatives shall have received from each of Price
      Waterhouse LLP and Price Waterhouse (Budapest) a letter, each dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

            (h)     Approval of Listing.  At the Closing Time the
      Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

            (i) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                                    18

            (j) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

            (k) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

            (i)     Officers' Certificate.  A certificate, dated such
                    ---------------------
            Date of Delivery, of the President or a Vice President of
            the Company and of the chief financial or chief
            accounting officer of the Company confirming that the
            certificate delivered at the Closing Time pursuant to
            Section 5(e) hereof remains true and correct as of such
            Date of Delivery.

            (ii)    Opinion of Counsel for Company.  The favorable
                    ------------------------------
            opinion of Thompson Coburn, counsel for the Company, in
            form and substance satisfactory to counsel for the
            Underwriters, dated such Date of Delivery, relating to
            the Option Securities to be purchased on such Date of
            Delivery and otherwise to the same effect as the opinion
            required by Section 5(b) hereof.

            (iii)   Opinion of Special Hungarian Counsel for the Company.
                    ----------------------------------------------------
            The favorable opinion of Price Waterhouse (Budapest), special
            Hungarian counsel for the Company, in form and substance
            satisfactory to counsel for the Underwriters, dated such Date of
            Delivery, to the same effect as the opinion required by Section
            5(c).

            (iv)    Opinion of Counsel for Underwriters.  The
                    -----------------------------------
            favorable opinion of Mayer, Brown & Platt, counsel for
            the Underwriters, dated such Date of Delivery, relating
            to the Option Securities to be purchased on such Date of
            Delivery and otherwise to the same effect as the opinion
            required by Section 5(d) hereof.

            (v)     Bring-down Comfort Letters.  A letter from each of
                    --------------------------
            Price Waterhouse LLP and Price Waterhouse (Budapest),
            each in form and substance satisfactory to the
            Representatives and dated such Date of Delivery,
            substantially in the same form and substance as the
            letters furnished to the Representatives pursuant to
            Section 5(f) hereof, except that the "specified date" in
            the letters furnished pursuant to this paragraph shall be
            a date not more than five days prior to such Date of
            Delivery.

            (l)     Additional Documents.  At Closing Time and at each
      Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated

                                    19

      shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

            (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

      SECTION 6.    Indemnification.
                    ---------------

      (a)   Indemnification of Underwriters.  The Company, Zoltek
Corporation, Zoltek Properties and Viscosa, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434
      Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to
- --------  -------
any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company

                                    20

by any Underwriter through Merrill Lynch expressly for use in the Registration
Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 17 thereof.

      (b)   Indemnification of Company, Directors and Officers.  Each
Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section
20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434
Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                                    21

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section
6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) The provisions of this Section shall not affect any agreement among the Company, Zoltek Corporation, Zoltek Properties and Viscosa with respect to indemnification.

      SECTION 7.  Contribution.  If the indemnification provided for
                  ------------
in Section 6 hereof is for any reason unavailable to or
insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Zoltek Corporation, Zoltek Properties and
Viscosa on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii)
if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the
Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company, Zoltek
Corporation, Zoltek Properties and Viscosa on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

      The relative fault of the Company, Zoltek Corporation, Zoltek
Properties and Viscosa on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, Zoltek Corporation, Zoltek Properties or Viscosa or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, Zoltek Corporation, Zoltek Properties and Viscosa and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against

                                    22

any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration
Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934
Act shall have the same rights to contribution as the Company.  The
Underwriters' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the number of Initial
Securities set forth opposite their respective names in Schedule A hereto and not joint.

      The provisions of this Section shall not affect any agreement among the Company, Zoltek Corporation, Zoltek Properties and
Viscosa with respect to contribution.

      SECTION 8.  Representations, Warranties and Agreements to
                  ---------------------------------------------
Survive Delivery.  All representations, warranties and agreements
- ----------------
contained in this Agreement or in certificates of officers of the
Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

      SECTION 9.  Termination of Agreement.
                  ------------------------

      (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United
States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the Nasdaq National
Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market

                                    23

has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

      SECTION 10.  Default by One or More of the Underwriters.  If
                   ------------------------------------------
one or more of the Underwriters shall fail at Closing Time or a
Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted
Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-
defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth;
if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

            (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option
      Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

      SECTION 11.  Notices.  All notices and other communications
                   -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of
telecommunication.  Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch & Co., North Tower, World
Financial Center, New York, New York 10281-1201, attention of

                                    24

- ----------------; notices to the Company, Zoltek Corporation,
Zoltek Properties and Viscosa shall be directed to each of them at 3101 McKelvey Road, St. Louis, Missouri 63044, attention of Zsolt
Rumy.

      SECTION 12.  Parties.  This Agreement shall each inure to the
                   -------
benefit of and be binding upon the Underwriters, the Company,
Zoltek Corporation, Zoltek Properties and Viscosa and their
respective successors.  Nothing expressed or mentioned in this
Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company,
Zoltek Corporation, Zoltek Properties and Viscosa and their
respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the
Underwriters, the Company, Zoltek Corporation, Zoltek Properties
and Viscosa and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13.   Waiver of Immunities.  To the extent that Viscosa
                    --------------------
or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to Viscosa, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Hungarian, New York or
U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company, or any other matter under or arising out of or in connection with this Agreement, Viscosa hereby irrevocably and unconditionally waives or will waive such right to the extent permitted by law, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

      SECTION 14.  Viscosa Consent to Jurisdiction; Appointment of
                   -----------------------------------------------
Agent for Service of Process.
- ----------------------------

      (a) Viscosa Consent to Jurisdiction. Viscosa, by the execution and delivery of this Agreement, agrees that service of process may be made upon CT Corporation System, 1633 Broadway, New
York, New York 10019 (or its successors as agent for service of process), in the County, City and State of New York, United States of America in any suit or proceeding against Viscosa instituted by any Underwriter or by any person controlling any Underwriter based on or arising under this Agreement in any federal or state court in the State of New York, County of New York, and hereby irrevocably consents and submits to the nonexclusive jurisdiction of any such court in personam generally and unconditionally in respect of any such suit or proceeding.

      (b) Appointment of Agent for Service of Process. Viscosa further, by the execution and delivery of this Agreement, irrevocably designates, appoints and empowers CT Corporation
System, 1633 Broadway, New York, New York 10019 as its designee, appointee and authorized agent to receive for and on its behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against Viscosa, with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on such designee, appointee and authorized agent in accordance with legal procedures prescribed for such courts,

                                    25

and it being understood that the designation and appointment of CT Corporation
System as such authorized agent shall become effective immediately without any further action on the part of Viscosa. Viscosa represents to each Underwriter that it has notified CT Corporation System of such designation and appointment and that CT Corporation System has accepted the same. Viscosa further agrees that, to the extent permitted by law, proper service of process upon CT Corporation
System (or its successors as agent for service of process) and written notice of said service to Viscosa pursuant to Section 11, shall be deemed in every respect effective service of process upon Viscosa in any such suit or proceeding. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, Viscosa agrees to designate a new designee, appointee and agent in The City of New York, New York on the terms and for the purposes of this Section 14 reasonably satisfactory to the Representatives. Viscosa further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against Viscosa by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) and by mailing copies thereof by registered or certified air mail, postage prepaid, to Viscosa at its address specified in or designated pursuant to this Agreement. Viscosa agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters and the other persons referred to in Sections 6 and 7 to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over Viscosa or bring actions, suits or proceedings against Viscosa in such other jurisdictions, and in such manner, as may be permitted by applicable law. Viscosa hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the federal courts located in The City of New York, New York or the courts of the State of New York located in The City of New York, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      (c) The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

      SECTION 15.  Judgment Currency.  The Company agrees to
                   -----------------
indemnify each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, and each Underwriter severally agrees to indemnify the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933
Act or Section 20 of the 1934 Act, against any loss incurred, as incurred, as a result of any judgment being given in connection with this Agreement, the Prospectus or the Registration Statement for which indemnification is provided by such person pursuant to
Section 6 of this Agreement and any such judgment or order being paid in a currency (the "Judgment Currency") other than U.S.
dollars as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible into U.S. dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the indemnified party is first able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the
indemnified party.  If, alternatively, the indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the indemnifying party (after taking

                                    26

into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Company and the Underwriters and shall continue in full force and effect notwithstanding any such judgment or other as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

      SECTION 16.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE
                   ----------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.  SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.


      SECTION 17.  Effect of Headings.  The Article and Section
                   ------------------
headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                    27

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company, Zoltek Corporation, Zoltek Properties and Viscosa in accordance with its terms.


                                          Very truly yours,

                                          ZOLTEK COMPANIES, INC.



                                          By ----------------------------------
                                             Title:

                                          ZOLTEK CORPORATION



                                          By ----------------------------------
                                             Title:

                                          ZOLTEK PROPERTIES, INC.



                                          By ----------------------------------
                                             Title:

                                          MAGYAR VISCOSA RT.



                                          By ----------------------------------
                                             Title:

                                    28

CONFIRMED AND ACCEPTED,
  as of the date first above written:



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
STIFEL, NICHOLAUS & COMPANY, INCORPORATED

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By ---------------------------------------------------
                    Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                    29


                                   SCHEDULE A

                                                               Number of
                                                                Initial
Name of Underwriter                                            Securities
- -------------------                                            -----------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated . . . . . . . . . . . . . . . .
Stifel, Nicholaus & Company, Incorporated. . . . . . . .







                                                              -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . .       2,000,000
                                                              ===========

                                    Sch A - 1

                               SCHEDULE B

                          ZOLTEK COMPANIES, INC.
                     2,000,000 Shares of Common Stock
                        (Par Value $.01 Per Share)



      1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $------------.

      2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $-------------, being an amount equal to the initial public offering price set forth above less $---------- per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                    Sch B - 1

                                   SCHEDULE C
                             List of subsidiaries
Zoltek Corporation
Zoltek Properties, Inc.
Magyar Viscosa Rt.
Noviplast Kozos Vallalat
Viscotrade Kulkereskedelmi Kft.
Mavipol Kulkereskedelmi Kft.
Mavitex Kft.

                                    Sch C - 1

                                  SCHEDULE D
                         List of persons and entities
                                subject to lock-up


Zsolt Rumy
Orel R. Kiphart
William P. Downey
Gyorgy Paszry
James W. Betts
James Dorr
Charles A. Dill
John L. Kardos
Linn H. Bealke

                                    Sch D - 1

                                                                      Exhibit A



                      FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)


      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri.

      (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

      (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

      (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights (including rights of first refusal) of any securityholder of the Company.

      (v) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase
Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

      (vi) The issuance and sale of the Securities by the Company is not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company, except such as are described in the Prospectus and which have been satisfied or waived.

      (vii) Each Subsidiary incorporated in a State in the United States of America (individually, a "U.S. Subsidiary" and collectively, the "U.S. Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, with respect to Zoltek Corporation and Zoltek Properties, to enter into and perform its obligations under the Purchase Agreement, and each U.S. Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each U.S. Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any U.S. Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such U.S. Subsidiary. To the best of our knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any U.S.
Subsidiary any shares of the capital stock of the Company or any U.S. Subsidiary.

      (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company, Zoltek Corporation and Zoltek Properties.

      (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

      (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

      (xi) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable and the rules and regulations of the Commission thereunder.

      (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

      (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company, Zoltek Corporation or Zoltek Properties of their obligations thereunder.

      (xiv) The information in the Prospectus under "Description of Capital Stock", "Business--Properties", and "Business--Legal Proceedings", and in the Registration Statement under item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

      (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

      (xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

      (xvii) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

      (xviii)       No filing with, or authorization, approval,
consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

      (xix) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company, Zoltek Corporation and Zoltek Properties with their obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any U.S. subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument known to us, to which the Company or any U.S. subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any U.S. subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any U.S. subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any U.S. subsidiary or any of their respective properties, assets or operations.

      (xx) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

      (xxi) To our knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

       Nothing has come to our attention that has lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                      Exhibit B



         FORM OF OPINION OF SPECIAL HUNGARIAN COUNSEL FOR THE COMPANY
                   TO BE DELIVERED PURSUANT TO SECTION 5(c)



      (i) Each of Viscosa and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of Viscosa and its subsidiaries has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, with respect to Viscosa, to enter into and perform its obligations under the Purchase
Agreement.

      (ii) The issued and outstanding shares of Viscosa's capital stock have been duly authorized and validly issued and are fully paid and nonassessable; and no preemptive rights of, or rights of first refusal in favor of, shareholders exist with respect to any of Viscosa's shares of capital stock or the issue and sale thereof pursuant to applicable law or the charter or by-laws of Viscosa and, to the knowledge of such counsel, there are no contractual preemptive rights or rights of first refusal or other similar rights which exist with respect to any of Viscosa's shares of capital stock or the issue and sale thereof, except such rights which have been satisfied or waived.

      (iii) All the issued and outstanding shares of capital stock of Viscosa's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the best of such counsel's knowledge, Viscosa owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all the issued and outstanding shares of such stock. To the best of such counsel's knowledge, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from Viscosa or any of its subsidiaries any shares of their capital stock.

      (iv) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by Viscosa for the performance by it of its obligations under the Purchase Agreement, or in connection with the offer, sale or delivery of the Securities.

      (v) The Purchase Agreement has been duly authorized, executed and delivered by Viscosa.

      (vi) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration
Statement and compliance by Viscosa with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Viscosa or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other instrument or agreement to which Viscosa or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of Viscosa or any subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of Viscosa or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, or any government, government instrumentality or court, domestic or foreign, having jurisdiction over Viscosa or any subsidiary or any of their respective properties, assets or operations.

      (vii) The statements under the captions "Risk Factors-- Risks of Operation and Integration of Magyar Viscosa Rt.", "Business--Environmental" (second paragraph), "Business--Employees" (second paragraph) and "Business--Intellectual Property" (second paragraph) in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or of matters of law, are accurate summaries and fairly and correctly present in all material respects the information called for with respect to such documents and matters.

      (viii) Except as disclosed in the Prospectus, we know of no pending or threatened action, suit, claim, proceeding or investigation before any court or governmental agency or body that, if determined adversely to Viscosa or any of its subsidiaries, would have a material adverse effect on Viscosa or any of subsidiaries, taken as a whole, or which would limit, revoke, cancel, suspend, or cause not to be renewed any existing license, certificate, registration, approval or permit from any state, federal, or regulatory authority that is material to the conduct of the business of Viscosa and its subsidiaries, taken as a whole.

      (ix) To our knowledge, Viscosa and its subsidiaries hold and are operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect, except where the failure to hold or to be so in compliance would not have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of Viscosa and its subsidiaries, taken as a whole.

      (x) To our knowledge and except as disclosed in the Registration Statement, neither Viscosa nor any of its subsidiaries is in violation of their respective charter or by-laws, and neither Viscosa nor any of its subsidiaries is in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, contract, lease or other instrument to which any of them is subject or by which any of them may be bound, or to which any of the material property or assets of Viscosa or any of its subsidiaries is subject.

      (xi) Viscosa is permitted under Hungarian law to remit profits to the Company in U.S. dollars free and clear of any tax, duty, withholding or deduction in Hungary and Viscosa has access to currency markets in Hungary for purchasing U.S. dollars to make remittances of profits to the Company.

      (xii)         Viscosa and its obligations under the Purchase
Agreement are subject to civil and commercial law and to suit and neither Viscosa nor any of its properties, assets or revenues has any right of immunity under Hungarian or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Hungarian, New York or U.S. Federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Purchase Agreement; and, to the extent that Viscosa or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, Viscosa has waived such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 13 of the Purchase Agreement.

      (xiii) Viscosa has the power to submit, and pursuant to the Purchase Agreement has legally, validly, effectively and irrevocably submitted to the personal jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to the Purchase Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this the Purchase in any federal or state court in the State of New York, County of New York, as provided in Section 14 of the Purchase Agreement.

      (xiv) Any final judgment for a fixed or readily calculable sum of money rendered by any court of the State of New York or of the United States located in the State of New York having jurisdiction under its own domestic laws in respect of any suit, action or preceding against Viscosa based upon the Purchase Agreement would be declared enforceable against Viscosa by the courts of Hungary without reexamination, review of the merits of the cause of action in respect of which the original judgment was given or relitigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty, provided that (A) the judgment is consistent with public policy in Hungary and any relevant political subdivision, (B) the judgment was not given or obtained by fraud or in a manner contrary to natural justice, (C) the judgment was not based on a clear mistake of law or fact, (D) the judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, and (D) the judgment is for a fixed sum.

      Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

[FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS
PURSUANT TO SECTION 5(J)]

                                                                     Exhibit C



                             ----------- --, 1996



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
STIFEL, NICHOLAUS & COMPANY, INCORPORATED as Representatives of the several
  Underwriters to be named in the
  within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

      Re:     Proposed Public Offering by Zoltek Companies, Inc.
              --------------------------------------------------

Dear Sirs:

      The undersigned, a stockholder [and an officer and/or director] of Zoltek Companies, Inc., a Missouri corporation (the
"Company"), understands that Merrill Lynch & Co., Merrill Lynch,
Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Stifel,
Nicholaus & Company, Incorporated propose to enter into a Purchase Agreement (the "Purchase Agreement') with the Company, Zoltek
Corporation, Zoltek Properties, Inc. and Magyar Viscosa Rt.
providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common
Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common
Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                    Very truly yours,



                                    Signature: --------------------------------

                                    Print  Name: ------------------------------

                                    C-2